UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
March 7, 2012 (March 2, 2012)

SM Energy Company
(Exact name of registrant as specified in its charter)

Delaware	001-31539	41-0518430
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1775 Sherman Street, Suite 1200, Denver, Colorado (Address of principal executive offices)	80203 (Zip Code)

Registrant's telephone number, including area code: (303) 861-8140

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.

In accordance with General Instruction B.2. of Form 8-K, the following information, including Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, and 99.6 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall such information and Exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

On March 2, 2012, SM Energy Company (the “Company”) issued a press release announcing the Company's participation in upcoming investor events. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated by reference herein.

On March 5, 2012, the Company issued a press release announcing that the Company had extended, until 5:00 p.m. New York City time on March 5, 2012, its offer to exchange $350 million of its 6 1/2% Senior Notes due 2021, which have been registered under the Securities Act of 1933, for $350 million of its outstanding 6 1/2% Senior Notes due 2021, which were issued on November 8, 2011, in a private placement (the “Exchange Offer”). A copy of the press release is furnished as Exhibit 99.2 to this report and incorporated by reference herein.

Additionally, on March 5, 2012, the Company issued a press release announcing that the Company had notified holders of its 3.50% Senior Convertible Notes due 2027 (the “Convertible Notes”) of their right, pursuant to the terms of the indenture governing the Convertible Notes, to require the Company to repurchase all or a portion of their Convertible Notes.  A copy of the press release is furnished as Exhibit 99.3 to this report and incorporated by reference herein.

Additionally, on March 5, 2012, the Company issued a press release announcing a new executive appointment. A copy of the press release is furnished as Exhibit 99.4 to this report and incorporated by reference herein.

On March 6, 2012, the Company issued a press release announcing that the Company had extended the Exchange Offer, until 5:00 p.m. New York City time on March 6, 2012. A copy of the press release is furnished as Exhibit 99.5 to this report and incorporated by reference herein.

On March 7, 2012, the Company issued a press release announcing that it had closed the Exchange Offer. A copy of the press release is furnished as Exhibit 99.6 to this report and is incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.	The following exhibits are furnished as part of this report:
	Exhibit 99.1	Press release of the Company dated March 2, 2012, entitled SM Energy Announces Participation in Upcoming Investor Conferences
	Exhibit 99.2	Press release of the Company dated March 5, 2012, entitled SM Energy Announces Extension of Exchange Offer for Its 6 ½% Senior Notes
	Exhibit 99.3	Press release of the Company dated March 5, 2012, entitled SM Energy Announces Put Option Notification for 3.50% Senior Convertible Notes Due 2027
	Exhibit 99.4	Press release of the Company dated March 5, 2012, entitled SM Energy Announces Executive Appointment
	Exhibit 99.5	Press release of the Company dated March 6, 2012, entitled SM Energy Announces Additional Extension of Exchange Offer for Its 6 ½% Senior Notes
	Exhibit 99.6	Press release of the Company dated March 7, 2012, entitled SM Energy Announces Closing of Exchange Offer for Its 6 ½% Senior Notes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SM ENERGY COMPANY

Date:	March 7, 2012	By:	/s/ KELLY E. COLLINS
Kelly E. Collins
Director of Financial Reporting & Assistant Corporate Secretary